UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 27, 2004

                            BEACON POWER CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       001-16171             04-3372365
         --------                       ---------             ----------
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
      Incorporation)                                      Identification No.)

      234 BALLARDVALE STREET
          WILMINGTON, MA                                         01887
      ----------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: 978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

     On December 27, 2004, Beacon Power Corporation (the "Registrant") entered into an Assignment with CRT Capital Group LLC (the "Transferee") for the sale and transfer of the Amended and Restated Warrant (the "Warrant") dated as of October 18, 2004 issued by Evergreen Solar, Inc., a Delaware corporation ("Evergreen"), for shares of common stock, $.01 par value per share, of Evergreen held by the Registrant. The Registrant purchased the Warrant from Evergreen for $100,000.00. The aggregate purchase price paid by the Transferee to the Registrant for the sale and transfer of the Warrant is $1,800,000.00.

Item 9. Financial Statements and Exhibits.

     (c) Exhibits

     10.1 Assignment,   dated  December  27,  2004,  executed  by  Beacon  Power
          Corporation and accepted by CRT Capital Group LLC.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION


Date:  December 29, 2004                 By:  /s/ F. William Capp
                                              -------------------
                                       Name:  F. William Capp
                                      Title:  President and Chief Executive
                                              Officer

                                  Exhibit Index

Exhibit No.   Description
-----------   -----------
10.1          Assignment, dated December 27, 2004, executed by Beacon Power
              Corporation and accepted by CRT Capital Group LLC.